UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: JANUARY 14, 2003

AMERICAN CRYSTAL SUGAR COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	33-83868; 333-11693; and 333-32251	84-0004720
(State or other jurisdiction of Incorporation)	(Commission) File Number)	(I.R.S. Employer Identification No.)

101 NORTH THIRD STREET
MOORHEAD, MN 56560	(218) 236-4400
(Address of principal executive offices)	(Registrant’s telephone number)

Item 9.  Regulation FD Disclosure

On January 14, 2003 American Crystal Sugar Company (the “Company”) filed its quarterly report on Form 10-Q for the period ended November 30, 2002 with the Securities and Exchange Commission.  In connection with the filing of the Form 10-Q, James J. Horvath, the President and Chief Executive Officer of the Company and Joseph J. Talley, the Chief Financial Officer of the Company, submitted certifications to the Securities and Exchange Commission as required by 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of the statements are attached hereto as Exhibit 99.1.

In accordance with general instruction B.2 of Form 8-K, the information in this report and the attached exhibits is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Not Applicable

(b)           Pro Forma Financial Information.

Not Applicable

(c)           Exhibits.

Exhibit No.                                      Description

Ex. 99.1                                                         Certification by each of James J. Horvath, President and Chief Executive Officer, and Joseph J. Talley, Chief Financial Officer, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN CRYSTAL SUGAR COMPANY

Dated: January 14, 2003		/s/ Brian Ingulsrud
	By:	Brian Ingulsrud
	Its:	Corporate Controller and Chief Accounting Officer